Exhibit 99.1

Blockfusion and Blue Acquisition Corp

November 19, 2025

Presenters:

Ketan Seth ‒ CEO of Blue Acquisition Corp.

Alex Martini - Lo Manto ‒ CEO, Director and Co-Founder of Blockfusion

Kant Trivedi ‒ COO, Director and Co-Founder of Blockfusion

Alberto Pontonio, Special Advisor to Blue Acquisition Corp.

Ketan Seth

Hello, I’m Ketan Seth, and as many of you already know, I am the CEO of Blue Acquisition Corp., a special purpose acquisition company. Welcome to the conference call to discuss the proposed business combination between Blue Acquisition Corp and Blockfusion USA,

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Any offering will be made only to eligible investors pursuant to definitive offering documents.

This presentation contains forward-looking statements, which involve risks and uncertainties including, but not limited to, statements relating to expectations or predictions of financial and business performance and conditions of Blockfusion, including after the Company’s transition to become a high-performance compute and AI data center, and expectations or assumptions in consummating the proposed business combination between the parties. Actual results may differ materially.

Factors that could cause results to differ include, among others, leasing, development, construction, permitting, power availability and pricing, access to capital, competition, demand for AI workload and high-power computing-ready data centers, financing and market conditions, and regulatory approvals. We do not undertake any duty to update the information we will be discussing today, and we make no representation or warranty as to its completeness or accuracy.

This presentation also includes non-GAAP financial measures, including EBITDA, run-rate EBITDA, free cash flow, and CAGR. See the appendix to the investor deck and notes within the presentation for definitions, a description of the GAAP measures most directly comparable to these non-GAAP metrics, and a discussion of key assumptions and limitations.

I encourage you to read the press release issued today, the accompanying presentation, and to review our filings with the SEC for a discussion of risks that can affect the business combination, Blockfusion’s business, and the business of the combined company after completion of the proposed business combination.

In addition to myself on the board, I would like to highlight our Chairman, General Wesley Clark. General Clark has been instrumental in our transaction search process, particularly as the Chairman of the Renewable Energy Institute.

He is joined by our advisor Mina Janeska, who is highly influential in the energy-aligned data center space as the CEO of NVISIO.

Our team’s strong global network, sector experience and proven transaction history enabled us to identify Blockfusion as our chosen target from amongst the multiple qualified companies in the spaces we evaluated since the time of our IPO.

In the view of Blue’s management, Blockfusion represents an incredibly exciting opportunity that we will share with you today. With that, I would like to introduce you to Alex Martini, the CEO of Blockfusion.

Alex Martini - Lo Manto

Thanks Ketan and thank you to all of those who have joined this morning. My name is Alex Martini. I am the co-founder and CEO of Blockfusion. And I’m here today with Kant Trivedi.

Kant Trivedi

Thank you, Alex, I’m Kant Trivedi, Co-Founder and Chief Operating Officer of Blockfusion. Appreciate the time, and I’m excited to share more about our experience and the plans for our business as we scale Blockfusion to an HPC/AI-focused platform.

Alex Martini - Lo Manto

We are currently operating a 50MW tier 1 data center in Niagara Falls, New York. Because our power rates are approximately 50% cheaper than national average, and because of our redundant fiber connectivity on site, we have been approached by multiple off takers looking for long term leases to host their AI compute.  We believe the proposed transaction with Blue will provide the necessary equity capital to complete critical first steps in the upgrade of our current Niagara Falls facility and enable us to contract out our full capacity.

We have collaborated with top engineering firms in the industry to design our datacenter to match exactly the best-in-class requirements of these players. With critical capital support, we also expect to expand beyond our current 50MW, bringing the site to its full potential of 106MW. Because of the demanding timeline, we started working months ago to cut down our expected redevelopment timeline to 16-18 months from funding.

The headlines are full of examples: hyperscalers and neo-clouds locking in capacity in regions that, until recently, were considered “secondary” markets at best. Well, these are not isolated events. They’re part of a broader and well-documented movement, as AI and cloud leaders seek out sites with available power and scalable infrastructure.

Blockfusion’s business plan is designed to capitalize on this exact trend. Our site offers immediate power availability and a strategic location, making us a natural choice for both LLM training and inference workloads as the industry expands beyond the traditional Tier 1 hubs.

Kant Trivedi

Let me start with what makes our Niagara Falls facility so powerful as an HPC/AI destination.

Our proximity to Niagara Falls gives us access to clean, stable, renewable power. At an all-in cost of approximately 6 cents per kWh, our cost is roughly half that of the national average. Energy is the dominant cost driver in this business, so that matters. As one of the lowest-cost, most stable power markets in the country, we’ve had several companies approach us because we have power now, that we believe can scale for decades.

Reliability, cost, and clean energy — we check all three boxes.

Alex Martini - Lo Manto

Across all major U.S. data-center markets—Northern Virginia, Silicon Valley, Dallas—power is either unavailable or delayed for years. Customers can’t wait for multi-year grid upgrades. Blockfusion’s energized power is available today, and we anticipate utilizing our power access, and incoming campus features to accelerate our timeline to deployment for AI workloads The ability to move quickly is becoming one of the most valuable differentiators in the sector.

The Niagara site sits just an hour from Toronto and fifteen minutes from Buffalo airport, right on the border of two major power and fiber corridors. This really gives us exceptional connectivity: just under approximately a millisecond to Toronto and sub 4 milliseconds to New York and Boston. This is ideal for any latency-sensitive workload. The site itself is in NYISO Zone A West, one of the most reliable and cost efficient in the country. And equally important for our clients is the fact that we are using 100% clean energy.

Kant Trivedi

When companies came to us, they just didn’t come to window shop. They came to us with technical requirements. They told us what they needed for their next wave of GPU deployments. They asked us to work with the first-tier engineering firms who build for hyperscalers. We did just that. We partnered with Gensler, JB&B, Thornton Tomasetti, and others to build AI-specific designs.

These aren’t just generic co-location plans, They incorporate resiliency, cooling, and power architecture that are mission-critical. We understand construction is complex with supply chain considerations, timelines, costs all top of mind for investors. We validated our designs, budget, and built timelines with these partners who deliver at scale, ensuring major factors are addressed upfront.

The Niagara facility is being redeveloped specifically for ultra-high-density GPU clusters, with up to 200 kW racks, liquid cooling, and the ability to evolve with technology advancements. We’re upgrading from a Tier 1 to a Tier 3 architecture. That gives us the fault tolerance, cooling performance, and dual-path electrical reliability needed for enterprise-grade HPC/AI workloads. This upgrade lets us secure premium pricing, multi-year recurring revenue, and long-term contracts. It positions us squarely in the HPC/AI data center market, not the legacy hosting market.

What you’re seeing today is just the beginning. We plan to expand as we upgrade, using proceeds from the business combination, revenues from offtake agreements and other capital sources to further expand our developing campus. That means we can bring additional sites online just as quick. This creates a clear campus strategy supported by the lowest-cost power in the country. This is the foundation of a scalable AI compute platform.

Speed to market is everything. Building a greenfield data center today takes five to seven years, most of that is waiting for power. We already have the power. With our designs finalized, our partners in place, we can start to deliver capacity in approximately 18 to 20 months from funding.

Let me also address something directly. We previously had proposals. We turned them down intentionally. We didn’t want to execute until all the pieces of the plan were in place. Now that those pieces are locked in, the only remaining step is capital.

Alex Martini - Lo Manto

This is actually a great slide to show the exponential growth of AI infrastructure. Traditional data centers are predicted to continue to grow at approximately 6% per year, mostly thanks to IT services and enterprise cloud. But the real explosion will be in AI Compute, which is projected to more than triple overall data center demand in the next 10 years. This is why our infrastructure development plans are purpose-built for high-density GPU deployments and AI compute.

We’re now seeing an unprecedented investment wave, roughly a trillion dollars in new server spend expected over the next five years. That translates into about 120 gigawatts of incremental data-center capacity required globally. New cloud providers like CoreWeave and Fluidstack are deploying and scaling faster than traditional hyperscalers but despite their rapid growth, they often lack immediate access to power and real estate.

Blockfusion solves that gap. We provide clean, low-cost, immediately available power in a stable jurisdiction. While hyperscalers wait years for new sites to come online, we can deliver scalable capacity faster, capturing clients who can’t afford to wait. Our development plans are ready, and we are ready.

Kant Trivedi

This is not just speculation. The market pulled us into this. Companies came to us because of our power, our cost structure, and our ability to execute. Our leadership team has taken companies from blueprint to full-scale operations in mission critical businesses. I have over two decades leading projects just like this for companies like Rogers, or advising large financial institutions, and it’s the kind of work I love. It’s exactly why partners and customers trust us to deliver here. And, with the recent addition of Aber Whitcomb on our post-closing board, we’re building a team aligned for long-term scale. Alex can share more about Aber and his background.

Alex Martini - Lo Manto

We are extremely excited to welcome Aber Whitcomb to join our team once Blockfusion is public. Aber has been one of the most prominent names in the space for at least two decades. He was the co-founder and CTO of MySpace and, more recently, he was the co-founder of Core Scientific and Salt AI. We believe that having Aber on our team will give us a major leg up in terms of access to all the people that are shaping the future of our industry, and we are very happy that he made the decision to join our board.

Alberto Pontonio

In terms of the transaction, Blockfusion has been valued at $450 million pre-money equity value. The intended raise of about $200 million, assumes 50% trust retention, and includes a common equity PIPE offering priced at $10.

Existing Blockfusion security holders will roll 100% of their interest into the deal and are estimated to represent majority ownership in the company immediately after the closing. Furthermore, certain significant Blockfusion security holders, most of whom are part of the current management, will have voting control immediately after the transaction closes.

Based on five-year forecasts provided by Blockfusion management, assuming implementation of the HPC/AI transition plans, the Company anticipates generating forecasted net revenues increasing from $3 million in 2026 to $160 million by 2030, driven by a major offtake agreement, expanded data-center capacity, and the rollout of AI-enabled services.

EBITDA is projected to scale to $130 million in 2030 with disciplined cost management across operations and engineering. With EBITDA projected to turn positive in 2028, taking into account numerous assumptions, including access to at least $900 million to fund initial upgrade and construction, plus additional expansion costs at approximately $10.5 million per MW, and with a strong free cash flow, the business would be self-sustaining by the end of the projection horizon, assuming actual results align with Blockfusion management forecasts.

This slide presents a broad set of data center peers bearing similarities to the contemplated AI-ready business of Blockfusion, though none of these companies operate identically to Blockfusion’s business plan.

The guideline companies are grouped into three categories:

-	HPC/AI Datacenter companies that have secured offtake agreements, such as Terawulf.

-	Traditional DC operators which operate more like real estate companies, such as Digital Realty and Equinix

-	HPC Datacenters that have not yet secured offtake agreements, such as Hut 8 and IOT.

The first peer company group, the leased HPC datacenters, sets the benchmark for how the market has valued platforms that have demonstrated their ability to deliver for AI workloads.

In the peer company group, HPC datacenters without leases, to the right, you can see companies with operational stories that are similar to Blockfusion’s, in that they are actively transitioning into AI infrastructure but have not yet secured AI power leases. Blockfusion is currently parallel to this group. Upon completion of the transition, Blockfusion will have the operational readiness and a clear strategy to lease their campus to AI clients, as well as a business plan built around executing on this opportunity.

It’s worth noting that the market tends to reward those who have already executed, rather than those still in transition. As Blockfusion moves toward securing its first major AI lease, we believe the valuation will begin to converge with these established peers.

At a $480 million enterprise value, Blockfusion would be valued at an enterprise value of just 3.6x run-rate EBITDA — a significant discount to both groups of peers. Operators with signed AI leases are trading at median multiples well above 20x, and even those, still in transition, are valued higher than Blockfusion’s illustrative multiple.

The 3.6x multiple is based on projected 2030 EBITDA run-rate. However, market precedent shows that investors and analysts begin to value platforms like Blockfusion on a run-rate basis as soon as a major lease agreement is signed, such that if we sign a major lease agreement and the market follows its past trends, investors may not need to wait until 2030 for the market to recognize the full earnings power of the business.

In this sector, speed to market, the ability to secure long-term AI leases and access to scalable, clean power and advanced readiness for AI workloads are the primary drivers of value.

In summary, we believe Blockfusion offers a unique entry point, at a substantial valuation discount, based on peer company valuations, into the fastest-growing segment of the data center market. The investment thesis is centered on Blockfusion’s ability to execute on AI leasing. This platform and this team’s experience indicates that it is well positioned to deliver.

Ketan Seth

Thank you, Alberto.

To all those who have joined, we believe Blockfusion is a solid platform at a great value, at an opportune time. The site is projected as scalable and will have a high concentration of energy in a strategic location. As this type of infrastructure and scalability is highly sought after in the current AI market, and with the addition of Aber Whitcomb and his vast experience, we feel that this is the ideal entry point for investors, where speed and execution is paramount.

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Additional Information and Where to Find It

In connection with the Business Combination (as defined herein), Blockfusion USA, Inc., a Delaware corporation (“Blockfusion”), Blockfusion Data Centers, Inc., a Delaware corporation (“Pubco”) intend to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which includes a preliminary proxy statement of Blue Acquisition Corp., a Cayman Islands exempt company (“Blue Acquisition”), and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Business Combination to be effected subject to and in accordance with the terms of the Business Combination Agreement dated as of November 19, 2025 (as may be modified, amended or supplemented from time to time, the “Business Combination Agreement”), by and among Blockfusion, Pubco, Blue, Atlas Merger Sub, Inc., a Delaware corporation, and Atlas I Merger Sub, a Cayman Islands exempted company (collectively with all of the related actions and transactions contemplated by such agreement, the “Business Combination”). The definitive proxy statement and other relevant documents will be mailed to shareholders of Blue Acquisition as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Blue Acquisition and/or Pubco will also file other documents regarding the Business Combination with the SEC. This communication does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF BLUE ACQUISITION AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND, WHEN AVAILABLE,  THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH BLUE ACQUISITION’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT BLUE ACQUISITION, BLOCKFUSION, PUBCO AND THE BUSINESS COMBINATION.

Investors and security holders will also be able to obtain copies of the Registration Statement, the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Blue Acquisition and Pubco, without charge, once available, on the SEC’s website at www.sec.gov, or by directing a request to: Blue Acquisition Corp., 1601 Anita Lane, Newport Beach CA, 92660; or upon written request to Blockfusion Data Centers, Inc. at 447 Broadway, 2nd Floor, #538, New York, NY 10013, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

Blue Acquisition, Blockfusion, Pubco and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Blue Acquisition’s shareholders in connection with the Business Combination. A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of Blue Acquisition’s securities are, or will be, contained in Blue Acquisition’s filings with the SEC, including the final prospectus for Blue Acquisition’s initial public offering filed with the SEC on June 12, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Blue Acquisition’s shareholders in connection with the Business Combination, including the names and interests of Blockfusion’s and Pubco’s respective directors or managers and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Pubco and Blockfusion with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Blue Acquisition, Blockfusion or Pubco, or any commodity or instrument or related derivative of Blue Acquisition or Pubco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combination involving Pubco, Blockfusion, and Blue Acquisition, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Blockfusion, Pubco, Blue Acquisition and the Business Combination, statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets that may be held by Blockfusion and Pubco and the value thereof, Pubco’s listing on any securities exchange, the anticipated business of Pubco, plans and use of proceeds, objectives of management for future operations of Pubco, the upside potential and opportunity for investors, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Blue Acquisition’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Blue Acquisition’s securities; the risk that the Business Combination may not be completed by Blue Acquisition’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Blue Acquisition’s shareholders; failure to realize the anticipated benefits of the Business Combination; the level of redemptions of the Blue Acquisition’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of Blue Acquisition or the shares of Class A common stock, par value $0.0001 per share, of Pubco (“Pubco Class A Common Stock”) to be listed in connection with the Business Combination; the insufficiency of the third-party fairness opinion for the board of directors of Blue Acquisition in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after the closing of the Business Combination; risks associated with Blue Acquisition, Blockfusion and Pubco’s ability to consummate the Business Combination timely or at all, including in connection with potential regulatory delays or impediments, costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory, tax and technical uncertainty regarding bitcoin and other cryptocurrencies; risks related to the ability of Blockfusion and Pubco to execute their business plans; the risk that demand for data center and high-performance computing infrastructure decreases; challenges in implementing Pubco’s business plan and proposed transition to a HPC/AI data center due to operational and other challenges, including relative to capital access; significant competition and regulation; risks associated with the possibility of Pubco being considered to be a “shell company” by any stock exchange on which Pubco Class A Common Stock will be listed or by the SEC, which may impact Pubco’s ability to list Pubco Class A Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of Pubco to raise capital after the closing of the Business Combination; the outcome of any potential legal proceedings that may be instituted against Pubco, Blockfusion, Blue Acquisition or others in connection with or following announcement of the Business Combination, and those risk factors discussed in documents that Pubco and/or Blue Acquisition filed, or that will be filed, with the SEC, including as will be set forth in the Registration Statement to be filed with the SEC in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, Blue Acquisition’s Quarterly Reports on Form 10-Q and Blue Acquisition’s Annual Reports on Form 10-K that will be filed by Blue Acquisition from time to time, the Registration Statement that will be filed by Pubco and Blue Acquisition and the Proxy Statement/Prospectus contained therein, and other documents that have been or will be filed by Blue Acquisition and Pubco from time to time with the SEC, including the registration statement on Form S-4 the parties expect to file with the SEC in connection with the Business Combination (the “Registration Statement”). These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Blue Acquisition nor Pubco presently know or that Blue Acquisition and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of Blue Acquisition, Blockfusion, and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Blue Acquisition, Blockfusion, nor Pubco gives any assurance that any of Blue Acquisition, Blockfusion or Pubco will achieve their respective expectations. The inclusion of any statement in this communication does not constitute an admission by Blue Acquisition, Blockfusion or Pubco or any other person that the events or circumstances described in such statement are material.

Operating and Financial Forecasts

This communication contains certain financial and operating forecasts, including statements regarding the future potential business of Blockfusion following the Company’s implementation of its HPC/AI business transaction plans (the “Blockfusion HPC/AI Business”).  All such statements with regard to the future potential Blockfusion HPC/AI Business are speculative and forward-looking, and actual results that may be associated with the Blockfusion HPC/AI Business, if established, may be different, perhaps significantly, than management’s current plans, expectations and estimates.  All statements in this press release with regard to the Blockfusion HPC/AI Business are based on unaudited forecasts, which take into account numerous assumptions, some or all of which may prove inaccurate.  Certain of these assumptions are briefly described in this communication but there are many other assumptions incorporated into the forecasts, all of which have associated risks and uncertainties, as will be further described in the forthcoming public filings to be made in connection with the transaction, including in the Registration Statement.  Among these assumptions are assumptions related to Blockfusion’s ability to access material amounts of capital (including estimated $900 million of capital expenditures associated with “core construction” activities associated with the HPC/AI transition, excluding additional expansion costs (predicted to be in the range of $10.5 million per MW), the Company’s ability to attract and retain offtake agreements on favorable terms, to execute on expansion opportunities to increase MW capacity and deployment capabilities and other assumptions.  Even if the Blockfusion HPC/AI Business is established in accordance with management’s plans therefor, the future Blockfusion HPC/AI Business may not achieve the results management currently predicts, within the timeline or predicted costs, or at all.  Readers of this communication are urged not to place undue reliance on speculative information, as these forecasts may not be indicative of actual future results. The forecasts described herein represent information developed by the Company’s management in October 2025 or as of earlier dates, based on information available to management as of such time. The forecasts have not been updated since their preparation date and may not be updated in connection with the proposed transaction or otherwise. Additionally, aspects of the forecasts incorporate historical information about the Company which is unaudited and has not been reviewed by auditors of Blue Acquisition, Pubco or the Company. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective unaudited financial projections. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the unaudited financial projections.

Industry and Market Data

This communication includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. None of the companies identified in this communication nor any of their respective representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on the Company’s good faith estimates, which are derived from both internal sources and the third-party sources. None of the transaction parties nor any of their representatives make any representation or warranty with respect to the accuracy of such information and Blue Acquisition, Pubco and the Company each expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein.

Non-GAAP Financial Measures

This communication includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including, but not limited to, earnings before interest, taxes, depreciation and amortization ("EBITDA") and other metrics or measures related to the future potential Blockfusion HPC/AI Business, following the Company’s transition, assuming such plans are executed in accordance with Company management expectations (as further described above under “Operating and Financial Forecasts”). Note that other companies may calculate non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Blockfusion's financial results or the potential future results of the Blockfusion HPC/AI Business after the Company’s anticipated transition to become an HPC/AI data center. Therefore, these measures, and other measures that are calculated using such non-GAAP measures, should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Blockfusion's and Blue Acquisition's presentation of these measures may not be comparable to similarly titled measures used by other companies.